                                                                    EXHIBIT 10.8

                                   AROC INC.

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Amended and Restated Registration Rights Agreement dated as of April 30, 2000 (this "Agreement"),between AROC Inc., a Delaware corporation formerly known as American Rivers Oil Company ("AROC"), Bank of America, N.A., a national association (the "Bank") and LaSalle Street Natural Resources Corporation, a Delaware corporation and indirect subsidiary of the Bank ("LaSalle")(the Bank and LaSalle are referred to collectively as the "Investor").

     A. AROC and LaSalle are parties to two separate Warrant Agreements dated as of October 13, 1999, (as modified and supplemented and in effect from time to time, the "Warrant Agreements"), providing for the issuance by AROC of Warrants (as hereinafter defined) which entitle the Investor to purchase from AROC an aggregate of 5,679,519 shares of the common stock, par value $0.001 per share (the "Common Stock") of AROC, as provided in the Warrant Agreement and the Warrants.

     B. LaSalle also owns directly an additional 1,500,000 shares of the Common Stock, and the Company and the Bank are parties to an agreement pursuant to which the Company has agreed to issue to the Bank shares of Series A Convertible Preferred Stock, par value $0.001 per share, including shares issuable as dividends on the outstanding shares (the "Preferred Stock").

     C. The Company and LaSalle are parties to that certain Registration Rights Agreement dated as of October 13, 1999, providing for the registration of the Common Stock of the Company held by LaSalle.

     D. As partial consideration for the benefits to be derived by the Company from the various agreements relating to the issuance of the Preferred Stock, the Company has agreed to amend and restate the October 13, 1999 registration rights agreement to provide for the registration of the Common Stock issuable upon conversion of the Preferred Stock to be held by the Bank.

     Accordingly, the parties hereto agree as follows:

Section 1.  Definitions.

     Each capitalized term used herein without definition shall have the meaning ascribed thereto in the Warrant Agreements. As used in this Agreement the following terms have the following meanings:

     "AROC" shall have the meaning set forth in the preamble of this Agreement.

     "Bank" shall have the meaning set forth in the preamble of this Agreement.

     "Benton Holders" means F. Fox Benton, Jr., Lizinka M. Benton, F. Fox Benton III, Lizinka C. Benton and Lucia T. Benton, in their capacities as "Selling Shareholders" as that term is defined in that certain Registration Rights Agreement, dated as of the October 13, 1999, by and among the preceding parties and AROC.

     "Commission" means the U.S. Securities and Exchange Commission (or any successor or similar governmental agency or authority) administering the Securities Act and/or the Exchange Act.

     "Common Stock" means the common stock, par value $0.001 per share, of AROC.

     "Cutback Registration" means any registration in which the Managing Underwriter advises AROC, and AROC in turn notifies the holders of Registrable Securities requested to be included therein in accordance with Section 5.02, that marketing factors require a limitation of the number of shares of Common Stock to be underwritten in such registration.

     "Effective Period" has the meaning set forth in Section 5.01(b).

     "Electing Holders" means any Benton Holders or EnCap Holders who have requested inclusion of shares of Common Stock held by such holder in a registration.

     "EnCap Holders" means EnCap Investments L.C., EnCap Equity 1996 Limited Partnership, EnCap Equity 1994 Limited Partnership, Energy Capital Investment Company PLC, Shahara Oil, L.L.C., Picosa Creek Limited Partnership, EF-II Holdings, LLC and El Paso Capital Investments, L.L.C., in their capacities as "Shareholders" as that term is defined in that certain Amended and Restated Registration Rights Agreement, dated as of April 30, 2000, by and among the preceding parties and AROC.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Indemnified Party" has the meaning set forth in Section 6.03.

     "Indemnifying Party" has the meaning set forth in Section 6.03.

     "Investor" shall have the meaning set forth in the preamble of this Agreement.

     "LaSalle" shall have the meaning set forth in the preamble of this Agreement.

     "Long-Form Requested Registration" shall mean any Requested Registration that is a registration on a Form S-1 under the Securities Act or any successor form or similar long-form registration.

     "Managing Underwriter" means, with respect to any registration, the underwriter or underwriters managing such registration.

     "NASDAQ" has the meaning set forth in Section 12.

     "Original Requesting Holder" has the meaning set forth in Section 3.01(a).

     "Other Requesting Holder" has the meaning set forth in Section 3.01(a).

     "Person" means any individual, corporation, association, joint venture, limited liability company, partnership, trust, business or other entity or organization, and shall include any government or political subdivision, or any agency or instrumentality thereof.

     "Piggyback Registration" means any registration which is not a Requested Registration, other than (a) any registration on a Form S-8 under the Securities Act (or any successor thereto); (b) any registration relating to an offering to be made solely to employees (including management or employee incentive plans); or (c) any registration on a Form S-4 (or any successor thereto or other comparable form).

     "Preferred Stock" shall have the meaning set forth in the preamble of this Agreement.

     "Public Offering" means any offering of Common Stock to the public, either on behalf of AROC or any of its Stockholders, pursuant to an effective registration statement under the Securities Act.

     "register," "registered" and "registration" refer to a registration of Common Stock or other securities of AROC effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means (i) shares of Common Stock issued or issuable upon exercise of any Warrants, including without limitation any Common Stock into which such Common Stock may thereafter be changed or converted, (ii) the 1,500,000 shares of Common Stock owned by the Investor at the date of this Agreement, (iii) shares of Common Stock issued or issuable upon conversion of any Preferred Stock, and (iv) any additional shares of Common Stock or other securities issued or distributed by way of a dividend, stock split or other distribution in respect of the Common Stock referred to in clauses (i), (ii) and
(iii) above, or acquired by way of any rights offering or similar offering made in respect of the Common Stock referred to in clauses (i), (ii) and (iii) above; provided, however, that, as to any such shares of Common Stock so issued or issuable, such shares will cease to be Registrable Securities when such shares have been sold to the public pursuant to a registration or pursuant to Rule 144.

     "Registration Agreements" means the Agreements described in Exhibit A hereto.

     "Requested Registration" means a registration requested by holders of Registrable Securities pursuant to Section 3.

     "Requesting Holder" means any of the original Requesting Holder and the other Requesting Holders.

     "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

     "Rule 144A" means Rule 144A promulgated by the Commission under the Securities Act (or any successor or similar rule then in force).

     "Securities Act" means the U.S. Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Short-Form Registration" means a registration of the Common Stock of AROC on Form S-2 or Form S-3 under the Securities Act or any successor form or similar short-form registration.

     "Warrant Agreements" has the meaning set forth in the preamble of this Agreement.

     "Warrants" has the meaning set forth in the Warrant Agreements.

     "Withdrawing Holder" has the meaning set forth in Section 3.02.

Section 2. Piggyback Registration. If at any time or from time to time after the date hereof AROC proposes to effect a Piggyback Registration for its account or for the account of a security holder or holders (other than holders of Registrable Securities), then AROC shall:

     (a) promptly give to each holder of Registrable Securities notice thereof (which notice shall include a list of the jurisdictions in which AROC intends to attempt to qualify such securities under or otherwise comply with the applicable blue sky or other state securities laws); and

     (b) include in such Piggyback Registration (and any related qualification under or other compliance with blue sky or other state securities laws), and in any underwriting involved therein, all the Registrable Securities specified in a request, made within 15 days after receipt of such notice from AROC, by any holder of Registrable Securities; provided, however, that AROC shall not be required to include any securities of holders of Registrable Securities in such registration unless such holders accept the terms of the underwriting as agreed upon between AROC and the underwriters selected by it; and provided, further, that if such Piggyback Registration is a Cutback Registration, then the number of shares of Common Stock to be included in the underwriting or registration shall be allocated first to AROC, the holders of Registrable Securities and the Electing Holders (pro rata, based on the total number of shares of securities of AROC, including Registrable Securities, requested by AROC and each such holder to be included therein); and thereafter to any other holders requesting inclusion in the registration on the basis of the number of shares each other requesting holder requests be included bears to the total number of shares of all other holders of Common Stock that have been requested be included in such registration. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from AROC, the underwriter, or the holders of Registrable Securities. The securities so excluded shall also be withdrawn from registration.

     (c) (i) If, at any time after giving written notice of its intention to register any of its Common Stock and before the effective date of the registration statement filed in connection with the registration, AROC determines for any reason not to register its Common Stock, AROC may, at its election, give written notice of its determination to the holders of Registrable Securities and the Electing Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with that registration, without prejudice, however, to the future rights of the holders of Registrable Securities under this Section, (ii) if AROC determines in its discretion to delay the registration of its Common Stock, AROC shall be permitted to delay the registration of any Registrable Securities for the same period as the delay in registering any other Common Stock, and (iii) AROC is not required to effect any registration for a requesting holder of Registrable Securities pursuant to this Section 2 unless it receives reasonable assurances that the requesting holder of Registrable Securities will pay any expenses required to be paid by it as a provided in Section 5.

     (d) The rights of holders with respect to Piggyback Registrations shall be pari passu with the piggyback registration rights of Benton Holders and the EnCap Holders.

Section 3. Requested Registration.

3.01. Request for Registration.

     (a) If after the date AROC shall receive a request from any holder of Registrable Securities (including Warrants) that AROC effect any registration under the Securities Act to which such holder is entitled under this Section 3 (including without limitation any related qualification under or compliance with blue sky or other state securities laws) with respect to all or a part of the Registrable Securities owned by such holder, then AROC shall promptly give notice of such request to each other holder of Registrable Securities, and AROC shall thereupon promptly use its best efforts diligently to effect such Requested Registration and related qualifications and compliances within 120 days after receiving such request for registration (including without limitation the execution of an undertaking to file post- effective amendments and appropriate qualifications under or other compliance with the applicable blue sky or other state securities laws) as may be reasonably requested by the holder of Registrable Securities who made the original request (the "Original Requesting Holder") and by the holders of Registrable Securities who make requests to AROC within 15 days after the giving of the aforesaid notice by AROC (each of the foregoing an "Other Requesting Holder") and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in any such request; provided, however, that AROC shall not be obligated to take any action to effect a Requested Registration or any related qualification or compliance pursuant to this Section 3:

          (i) if the Requesting Holders do not request to include in such registration Registrable Securities (issued or issuable on exercise of the Warrants) having an aggregate Current Adjustment Price (as defined in the Warrants), determined as of the date of the notice from the Original Requesting Holder under Section 3.01(a) of (A) at least $750,000 for the holders' first Requested Registration or (B) at least $250,000 for the holders' second Requested Registration;

          (ii) if AROC shall have already effected two Requested Registrations on behalf of the holders of Registrable Securities pursuant to this Section 3.01, each of which Requested Registrations (A) has been declared or ordered effective (including without limitation qualification under or other compliance with state blue sky or securities laws requested) and which effectiveness has not been suspended or stopped by any governmental or judicial authority, and (B) remains continuously effective for a period of time not less than the Effective Period; or

          (iii) if, within 30 days after receipt of the initial request of the Original Requesting Holder pursuant to this Section 3.01, AROC shall elect to include in such registration Common Stock for its own account, whereupon AROC shall notify each Requesting Holder that AROC has elected to effect a Piggyback Registration and shall thereafter diligently proceed to do so, including therein the Registrable Securities as to which notice was given by the Requesting Holders pursuant to this Section 3.01, but subject to the limitations set forth in Section 2(b)(i) (it being understood, however, that such registration shall not be deemed to be a Requested Registration for the purposes of Sections 3.01(a)(ii) or 3.01(c)).

          (iv) Notwithstanding the foregoing, (A) AROC shall not be obligated to effect a registration pursuant to this Section 3 during the period starting with the date 60 days prior to AROC's good faith estimated date of filing of, and ending on a date 120 days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of AROC, provided that AROC is at all times during such period diligently pursuing such registration, (B) AROC shall not be obligated to effect a registration of Registrable Securities pursuant to this Section 3 pursuant to any request of Holders of Registrable Securities if such request is received after the receipt by AROC of a request for registration pursuant to one of the Registration Agreements, and any such registration pursuant to this Section 3 would likely result in a registration statement being declared effective prior to the date that is 90 days after the effective date of any such registration effected pursuant to the Registration Agreement, and (C) AROC shall not be obligated to effect a registration pursuant to this Section 3 and shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of holders of Registrable Securities, if AROC shall furnish to such holders a certificate signed by the President of AROC stating that in the good faith judgment of the Board of Directors of AROC, it would be seriously detrimental to AROC and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement; provided, however, that, subject to the limitation set forth in the proviso in Section 3.01(a)(ii), if AROC shall no longer be eligible to effect a Short-Form Requested Registration following the deferral of registration pursuant to this paragraph, then the holders of Registrable Securities shall, subject to Section 3.01(a)(ii), be entitled to a Long-Form Requested Registration for each such deferral.

          (v) If at any time after the holders' initial Requested Registration, a request of the holders of Registrable Securities for a Requested Registration shall be denied by AROC solely because the aggregate Current Adjustment Price of such Registrable Securities sought to be included in such registration is below the requisite dollar amount specified in Section 3.01(a)(i)(B), then at the election of the holders of a majority of the then outstanding Registrable Securities, and in exchange for the right of the holders to request a second Requested Registration under this Section 3, the holders shall be entitled to convert their Registrable Securities represented by Warrants (having an aggregate Current Adjustment Price for all holders of not more than $250,000) pursuant to Section 12 of the Warrant.

     (b) If a Requested Registration becomes a Cutback Registration and the number of shares of Registrable Securities actually sold in such Requested Registration is not at least a majority of the number of shares of Registrable Securities requested to be included in such registration, then (A) such Requested Registration shall not be deemed to be a Requested Registration for the purposes of Section 3.01(a)(ii); and (B) notwithstanding that such Requested Registration is a Cutback Registration, AROC shall continue to use its best efforts diligently to comply with all its obligations (including without limitation payment of expenses) under this Agreement with respect to such Requested Registration. The registration statement filed pursuant to the request of holders of Registrable Securities may, subject to the provisions of
Section 3.01(c), include other shares of Common Stock of AROC, which are held by persons who, by virtue of agreements with AROC, are entitled to include their securities in any such registration, and AROC shall have the right to include shares of Common Stock in such registration for its own account as provided therein.

     (c) If a Requested Registration becomes a Cutback Registration, the number of Common Stock to be included in the underwriting or registration shall be allocated first to the holders of Registrable Securities and the Electing Holders (pro rata, based on the number of Registrable Securities requested by each such holder to be included therein), second to AROC and thereafter to any other holders requesting inclusion in the registration on the basis of the number of shares each other requesting holder requests be included bears to the total number of shares of all other holders of Common Stock that have been requested be included in such registration. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from AROC, the underwriter, or the holders of Registrable Securities. The securities so excluded shall also be withdrawn from registration.

3.02. Underwriting. If Requesting Holders intend to distribute the Registrable Securities covered by such request by means of an underwriting, the Requesting Holders shall so advise AROC as a part of the request made pursuant to this
Section 3, and in such event, the Requesting Holders shall negotiate in good faith with an underwriter or underwriters proposed by AROC to act as the Managing Underwriter in connection with the underwriting of the Requested Registration; provided, however, that if those Requesting Holders who hold at least a majority of the Registrable Securities to be included in such Requested Registration have not agreed with such underwriter or underwriters as to the terms and conditions of such underwriting within 20 days following commencement of such negotiations, then the Requesting Holders may select an underwriter or underwriters of their choice to be the Managing Underwriter, which choice shall be subject to the approval of the Board of Directors of AROC (such approval not to be unreasonably withheld or delayed, taking into account AROC's agreements with underwriters then in effect).AROC and the Requesting Holders shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting (it being understood that (i) all expenses customarily paid for by the issuer of securities pursuant to such an underwriting agreement shall be paid for by AROC, and (ii) all indemnification obligations which are customarily those of the issuer of securities under such underwriting agreement shall be the obligations of AROC).If a Requesting Holder disapproves of the terms of an underwriting (the "Withdrawing Holder"), the Withdrawing Holder may elect to withdraw therefrom by notice to AROC and the Managing underwriter; and each of the remaining Requesting Holders shall be entitled to increase the number of shares of Registrable Securities being registered to the extent of the shares withdrawn by the Withdrawing Holder in the proportion which the number of shares of Registrable Securities being registered by such remaining Requesting Holder bears to the total number of shares being registered by all such remaining Requesting Holders; provided, however, that the requirements contained in Section 3.01(a)(i) shall then be met and subject to Section 3.01(c).

Section 4. Expenses of Registration.

     Except as otherwise provided herein, (a) in the case of Requested Registrations pursuant to Section 3, all expenses incurred by AROC or the Holders in connection with any registration, qualification or compliance effected pursuant to this Agreement, including without limitation all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for AROC and for the holders of Registrable Securities, and the expenses of any audits required by such registration, shall be borne by AROC and (b) in the case of Piggyback Registrations pursuant to Section 2 (other than a primary registration by AROC), all of the incremental expenses incurred by AROC (and not otherwise reimbursed) shall be borne by the holders of Registrable Securities included in any registration pursuant to the terms hereof; provided, however, that AROC shall not be required to pay: (i) the underwriters' fees, discounts or commissions relating to Registrable Securities; or (ii) the fees and disbursements of more than a single law firm for all holders of Registrable Securities to be selected by the holders of a majority of such Registrable Securities participating in a Requested Registration pursuant to Section 3. Notwithstanding the foregoing, AROC shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3 if the request for registration is subsequently withdrawn at the request of the holders of a majority of the Registrable Securities to be registered therein (which holders shall bear such expenses), unless the holders of a majority of the Registrable Securities agree that such registration shall be deemed to constitute a Requested Registration for purposes of the limitation set forth in the proviso of Section 3.01(a)(ii); provided, however, that if (a) between the date such request for registration is made and the date of such withdrawal, there has occurred a material adverse change in the condition, business or prospects of AROC (or a material adverse change occurring prior to such request is first publicly disclosed) and (b) such withdrawal shall have occurred prior to the effective date of the applicable registration statement (it being understood that the holders shall only have the right to withdraw a Requested Registration prior to such effective date), then the holders shall not be required to pay any of such expenses and no Requested Registration shall be deemed to have occurred pursuant to Section 3.

Section 5. Registration Procedures.

5.01. In the case of each registration, qualification or compliance effected by AROC pursuant to this Agreement, AROC shall, by notice to each holder of Registrable Securities included in such registration, keep such holder advised in writing as to the initiation, progress and effective date of each registration, qualification and compliance, and, at the expense of AROC, AROC will:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter; and before filing a registration statement or prospectus or any amendments or supplements thereto, furnish to the Investor (provided Registrable Securities held by the Investor are covered by such registration statement) and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including without limitation documents incorporated by reference in the prospectus and, if requested by such holders of Registrable Securities, the exhibits incorporated by reference, and such holders shall have the opportunity to object to any information pertaining to such holders that is contained therein and AROC will make the corrections reasonably requested by an underwriter or such holders with respect to such information prior to filing any registration statement or amendment thereto or any prospectus or any supplement thereto;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period (the "Effective Period") of not less than 180 days, or such shorter period as is necessary to complete the distribution of the securities covered by such registration statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including without limitation each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and take such other steps which may be necessary or advisable in the reasonable judgment of the managing underwriter (and at the reasonable request of such managing underwriter) to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that AROC will not for any such purpose be required to (1) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection; (2) subject itself to taxation in any such jurisdiction; (3) consent to general service of process in any such jurisdiction; or (4) register or qualify Registrable Securities or take any other action under the state securities or "Blue Sky" laws of any jurisdiction if, in the judgment of the Board of Directors of AROC, the consequences of the registration, qualification or other action would be unduly burdensome to AROC).

     (e) notify the Investor and each seller of such Registrable Securities when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, or at the request of any seller upon the happening of any event of the kind described in Section 5.01(k), AROC shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading or cures the event of the kind described in Section 5.01(k);

     (f) in the case of an underwritten offering, cause to be delivered to the sellers of Registrable Securities and the underwriters, if any, opinions of counsel to AROC in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may reasonably request and addressed to the underwriters and such sellers;

     (g) make available for inspection by any seller of Registrable Securities that is a Significant Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any seller or underwriter, all financial and other records, pertinent corporate documents and properties of AROC, and cause AROC's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (i) cause to be delivered, immediately prior to the effectiveness of the registration statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), letters from AROC's independent certified public accountants addressed to each seller that is a Significant Holder and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

     (j) make generally available to the holders of Registrable Securities a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a registration statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy Section 11(a) of the Securities Act and Rule 158 thereunder; and

     (k) promptly notify the Investor and any Significant Holder selling Registrable Securities in such registration and the underwriter or underwriters, if any:

          (i) when the registration statement, any preeffective amendment, the prospectus or any prospectus supplement or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

          (ii) of any written request by the Commission for post-effective amendments or supplements to the registration statement or prospectus;

          (iii) of the notification to AROC by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or the issuance by the Commission of, any stop order suspending the effectiveness of the registration statement; and

          (iv) of the receipt by AROC of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

5.02. As soon as possible following receipt of notice from the Managing Underwriter that a particular registration is a Cutback Registration, AROC will notify the Investor and each of the holders of

Registrable Securities that is a Significant Holder requested to be included therein that such registration is a Cutback Registration and of the effect thereof on the ability of such holders to include their shares in such registration.

5.03. AROC will use its best efforts to become (and thereafter to remain) eligible to effect Short-Form Registrations.

5.04. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 2 or Section 3, each holder of Registrable Securities will be deemed to have agreed that, upon receipt of any notice from AROC of the happening of any event of the kind described in Section 5.01(e) or Section 5.01(k)(ii) or (iii), the holders of Registrable Securities covered by such registration statement will forthwith discontinue disposition of any such Registrable Securities until the holders of Registrable Securities receive copies of the supplemented or amended prospectus contemplated by Section 5.01(e), or until they are advised in writing by AROC that the use of the applicable prospectus may be resumed, and they have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (it being the agreement of the parties hereto, however, that the obligation of AROC with respect to maintaining the subject registration statement current and effective shall be extended by a period of days equal to the period the holders of Registrable Securities are required by this Section 5.04 to discontinue disposition of such Registrable Securities.

Section 6. Indemnification; Contribution.

6.01. With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, AROC shall indemnify each holder of Registrable Securities whose securities are included or are to be included therein, each such holder's directors, officers, employees, stockholders, Affiliates and agents, each underwriter (as defined in the Securities Act) of the securities sold by such holder and each Person who controls (within the meaning of the Securities Act) any such holder or underwriter, from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:

          (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including without limitation any related registration statement, notification or the like), or any amendment thereof or supplement thereto, incident to any such registration, qualification or compliance;

          (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or

          (iii) any violation by AROC of the Securities Act, the Exchange Act or any rule or regulation promulgated thereunder applicable to AROC, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to AROC, and will reimburse each such Person entitled to indemnity under this Section
6.01 for all legal and other expenses reasonably incurred, as the same are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) or violation made in reliance upon and in conformity with written information furnished to AROC by such holder specifically for use in such prospectus, offering circular, other document, amendment or supplement; and provided further that the foregoing indemnity and reimbursement obligation shall not be applicable with respect to any preliminary prospectus to the extent that any loss, claim, damage, liability or expense of the indemnitee results from the fact that a holder of Registrable Securities sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of the sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if AROC has previously furnished copies thereof to the holder of Registrable Securities in compliance with Section 5 of this Agreement and the loss, claim, damage, liability or expense of the indemnitee results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented).

6.02. With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each holder of Registrable Securities which are included or are to be included in such registration, qualification or compliance shall indemnify AROC, its directors, officers, employees, stockholders, Affiliates and agents, each underwriter (as defined in the Securities Act) of the securities of such holder, each Person who controls (within the meaning of the Securities Act) AROC or any such underwriter from and against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on:

     (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including without limitation any related registration statement, notification or the like), or any amendment thereof or supplement thereto, incident to any such registration, qualification or compliance;

     (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (iii) any violation by such holder of the Securities Act, the Exchange Act or any rule or regulation promulgated thereunder applicable to such holder, or of any blue sky or other state securities law or any rule or regulation promulgated thereunder applicable to such holder, and will reimburse each such Person entitled to indemnity under this Section 6.02 for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, expense, liability or action; or

     (iv) with respect to any preliminary prospectus, the fact that any holder of Registrable Securities sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of the sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if (a) AROC has previously furnished copies thereof to the holder of Registrable Securities in compliance with Section 5 of this Agreement and (b) the loss, claim, damage, liability or expense of the indemnitee results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented);

but in each case of the preceding subsections (i), (ii), (iii) and (iv), only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) or violation is made in such prospectus, offering circular, other document, amendment or supplement in reliance upon and in conformity with written information furnished to AROC by such holder specifically for use in such prospectus, offering circular, other document, amendment or supplement.

6.03. Each Person entitled to indemnification under this Section 6 (an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after the Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that:

      (i) counsel for the Indemnifying Party who shall conduct the defense of any such claim or any litigation shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld or delayed);

      (ii) the Indemnified Party may participate in such defense at the Indemnified Party's expense; provided, however, that the Indemnified Party or Indemnified Parties shall have the right to employ a single law firm and a single local counsel law firm to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of one such law firm and one such local law firm shall be paid by the Indemnifying Party; and

      (iii) failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.

      No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party to which such claim or litigation relates, consent to entry of any judgment or enter into any settlement unless such settlement relieves the Indemnified Party of any and all liability. Each Indemnified Party shall furnish such information regarding itself for the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim in litigation resulting therefrom.

6.04. If the indemnity and reimbursement obligation provided for in each of
Section 6.01 and Section 6.02 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any claims, losses, damages or liabilities (or actions in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such claims, losses, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, in connection with statements or omissions which resulted in such claims, losses, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, the parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 6.04 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 6.04. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6.04 shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any claim, loss, damage, liability or action which is the subject of this Section 6.04.

      No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

      The provisions of this Section 6 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise and shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the shares of Common Stock or other stock or securities which may be issued upon exercise of the Warrants.

Section 7. Information by Holders.

      If Registrable Securities owned by a holder are included in any registration, such holder shall furnish to AROC such information regarding itself and the distribution proposed by such holder as AROC may reasonably request and as shall otherwise be required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 8.  Rule 144 Reporting; Rule 144A Sales.

      With a view to making available to each holder of Registrable Securities the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, AROC agrees that until the earlier of (a) the date on which no holder owns any Registrable Securities or (b) the Expiration Date:

      (a) AROC shall, at any time after any of AROC's securities are registered under the Securities Act or the Exchange Act: (i) make and keep available public information, as those terms are contemplated by Rule 144; (ii) timely file with the Commission all reports and other documents required to be filed under the Securities Act and the Exchange Act; (iii) furnish to each holder of Registrable Securities forthwith upon request a written statement by AROC as to its compliance with the reporting requirements of the Securities Act and the Exchange Act, and a copy of the most recent annual or quarterly report of AROC; and (iv) comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and take such other actions and furnish such holder with such other public information as such holder may reasonably request in order to assist such holder in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration; and

      (b) each holder of Registrable Securities and each prospective holder of Registrable Securities who may consider acquiring Registrable Securities in reliance upon Rule 144A shall have the right to request from AROC, and AROC will provide upon request, such public information regarding AROC and its business, assets and properties, if any, as such holder may reasonably request so as to assist such holder in the transfer of Registrable Securities to such prospective holder in reliance upon Rule 144A.

Section 9. Other Registration Rights.

9.01. AROC represents and warrants to the Investor that there is not in effect on the date hereof any agreement by AROC (other than this Agreement and the other Registration Agreements) pursuant to which any holders of securities of AROC have a right to cause AROC to register or qualify such securities under the Securities Act or any applicable state securities laws. The Investor hereby consents to AROC entering into the Amended and Restated Registration Rights Agreement by and among AROC Inc., EnCap Equity 1996 Limited Partnership, EnCap Equity 1994 Limited Partnership, Energy Capital

Investment Company Plc, Shahara Oil, L.L.C., Picosa Creek Limited Partnership, EF-II Holdings, LLC and El Paso Capital Investments, L.L.C., dated as of April 30, 2000.

9.02. So long as any Registrable Securities shall be outstanding, (a) AROC shall not amend or permit the amendment of the Registration Agreements in any manner that is inconsistent with this Registration Rights Agreement or which adversely affect the rights of any holder of Registrable Securities without the prior written consent of the holders of a majority of the then outstanding Registrable Securities and (b) AROC shall send any notice in respect of a registration to be delivered by AROC to any holder of any rights under any of the Registration Agreements to the Investor and any Significant Holders of Registrable Securities.so long as any Registrable Securities shall be outstanding, prior to the Expiration Date (as defined in the Warrant) AROC shall not agree with the holders of any securities issued or to be issued by AROC to register or qualify such securities under the Securities Act or any applicable state securities laws unless such agreement (including any Registration Agreement) specifically provides that: (a) such holder of such securities may not participate in any Piggyback Registration except as provided in Section 2; and (b) the holder of such securities may not participate in any Requested Registration except as provided in Section 3.

Section 10. Holdback Agreements. In order to facilitate the possibility of future public offerings of Common Stock, the holders of Registrable Securities agree that the Registrable Securities will not be resold during a period commencing on the filing by AROC of a registration statement under the Securities Act for an underwritten public offering for cash by AROC of Common Stock or securities convertible into or exercisable or exchangeable for its Common Stock and continuing until the earlier of the abandonment of the proposed public offering or 120 days following the date of the last closing in the public offering without the consent of the underwriters of such offering, except to the extent such shares are included in such registration. Holders of such Registrable Securities also agree that they will cooperate with AROC in providing reasonable written assurances respecting the foregoing to the underwriter of any such public offering. Holders agree that during the above restricted period they will not directly or indirectly sell, offer to sell, contract to sell (including without limitation any short sale), grant an option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) shares of Registrable Securities at any time during such period except securities included in such registration. In order to enforce the foregoing covenant, AROC may impose stop-order instructions with respect to such shares of Registrable Securities held by each holder, which shall be binding upon any assignee or successor of such holder (and the shares or securities of every other person subject to the foregoing restriction), until the end of the restricted period.

Section 11.  Miscellaneous.

11.01. Successors and Assigns. Subject to the provisions of Section 13, this Agreement shall inure to the benefit of and shall be binding upon the parties hereto, all the holders of Registrable Securities and their respective legal representatives, successors and assigns.

11.02. Severability. If any term or provision of this Agreement, or the application thereof to any Person or circumstance, shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement or application to Persons and circumstances shall not be invalidated thereby, and each term and provision hereof shall be construed with all other remaining terms and provisions hereof to effect the intent of the parties hereto to the fullest extent permitted by law.

11.03. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), sent by express overnight courier service or electronic facsimile transmission with a copy by mail, or delivered to the applicable party at the addresses indicated below:

     If to the Company:

                    AROC Inc.
                    4200 East Skelly Drive, Suite 1000
                    Tulsa, Oklahoma 74135
                    Attention: John A. Keenan
                    Facsimile: 918-494-4918

     With a copy (which shall not constitute notice) to:

                    Jenkens & Gilchrist, a professional corporation 1445 Ross Avenue, Suite 3200
                    Dallas, Texas 75202
                    Attention: W. Alan Kailer
                    Facsimile: 214-855-4300

     If to the Investor:

                    Bank of America, N.A.
                    901 Main Street, 64th Floor
                    Dallas, Texas  75202
                    Attn: Marcia Bateman
                    Facsimile: 214-209-9342

     With a copy (which shall not constitute notice) to:

                    Billy Young
                    Vinson & Elkins LLP
                    3700 Trammell Crow Center
                    2001 Ross Avenue
                    Dallas, Texas 75201
                    Facsimile: 214-999-7994

or at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed or sent, respectively, be effective (i) three (3) days after being deposited in the mails or (ii) one (1) day after being, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

11.04. Certain Terms. As used herein, the neuter gender shall also be deemed to denote both the masculine and feminine genders. Unless the context otherwise requires, the words "hereof", "herein", "hereto" and "hereunder", and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular term or provision of this Agreement. Whenever the context requires, the singular form of any noun, pronoun or verb includes the comparable plural form thereof, and vice versa.

11.05. Counterparts. This Agreement may be executed with counterpart signature pages or in several counterparts which, when executed and delivered by all parties hereto, shall be binding on all parties hereto and shall constitute one Agreement, notwithstanding that all parties have not signed the same signature page or the same counterpart.

11.06. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE FULLY PERFORMED IN SUCH STATE.

11.07. Captions. The headings in this Agreement are for purposes of reference only and will not be considered in construing this Agreement.

11.08. Amendments, Waivers, etc. This Agreement may be amended only by a written instrument (which may be executed in any number of counterparts) signed by AROC and the holders of a majority of the Registrable Securities voting as a class; provided, however, that no such amendment, without the consent of all holders of Registrable Securities at the time outstanding, shall amend this
Section 11.08. Subject to Section 11.09, no provision of this Agreement may be waived except by a written instrument signed by the party hereto sought to be bound. No failure or delay by any party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion will not be deemed a waiver of any other right or remedy, or a waiver on any subsequent occasion.

11.09. Consents of Holders of Registrable Securities. Any consent of the holders of Registrable Securities pursuant to this Agreement, and any waiver by such holders of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by the holders of a majority of the Registrable Securities voting as a class; provided, however, that no such consent or waiver, without the consent of all holders of Registrable Securities at the time outstanding, shall amend this Section 11.09; and any such consent or waiver so given or taken will be binding on all the holders of Registrable Securities.

11.10. Recapitalization, Exchanges, etc., Affecting AROC's Capital Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to any and all shares of capital stock of AROC or any successor or assign of AROC (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalization and the like occurring after the date hereof.

11.11. Delay of Registration. No holder of Registrable Securities shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

11.12. Prior Agreements. This Agreement supersedes the Registration Rights Agreement between AROC and LaSalle dated as of October 13, 1999, which shall be of no further force or effect.

Section 12. Listing on Securities Exchanges, etc. AROC shall, promptly after the registration and sale thereof, use its best efforts to cause any Registrable Securities (a) to be listed on a national securities exchange and on each additional national securities exchange on which similar securities of AROC are listed, if the listing is then permitted under the rules of such exchange, or
(b) to be designated as National Association of Securities Dealers Automated Quotation System ("NASDAQ") "national market system securities" within the meaning of Rule llAa2-1 under the Exchange Act if similar securities of AROC are so designated.

Section 13. Limitation on Registration Rights.

     Notwithstanding anything to the contrary contained herein, (a) the rights of a holder of Registrable Securities under Section 3 hereof shall be terminated on the tenth anniversary of the date hereof, (b) the rights of a holder of Registrable Securities under Section 2 hereof shall be terminated on the tenth anniversary of the date hereof, (c) prior to such time registration rights under Sections 2 and 3 may be transferred only to transferees that, together with their respective Affiliates, are Significant Holders (after giving effect to all such transfers) and (d) no transfer of registration rights under Sections 2 and 3 may be made except in accordance with the terms and conditions set forth herein, in the Warrants, and in the Warrant Agreements.

In addition, the rights and obligations under this Agreement shall automatically be transferred to and binding on any transferee or assignee of the Registrable Securities, provided that, such transferee or assignee:

     (i) notifies AROC in writing, within a reasonable time after such transfer, of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being transferred or assigned;

     (ii) agrees in writing to be bound by and subject to the terms and conditions of this Agreement;

     (iii) receives the Registrable Securities in a transaction that is in compliance with the requirements for an exemption from the registration requirements of the Securities Act and applicable state securities laws;

     (iv) immediately following such transfer, is subject to restrictions under the Securities Act on further disposition of such Registrable Securities; and

     (v) acquires at least 33% of the total of the Registrable Securities the Investor is entitled to acquire under the Warrant Agreements and the Registrable Securities the Investor currently holds.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement as of the date first written above.

                                    AROC INC.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    BANK OF AMERICA, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    LASALLE STREET NATURAL RESOURCES CORPORATION


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                   EXHIBIT A
                                      to
                         Registration Rights Agreement

1. Registration Rights Agreement by and among American Rivers Oil Company, a Delaware corporation, and F. Fox Benton, Jr., Lizinka M. Benton, F. Fox Benton III, Lizinka C. Benton and Lucia T. Benton, dated as of October 13, 1999.

2. Amended and Restated Registration Rights Agreement by and among AROC Inc., EnCap Equity 1996 Limited Partnership, EnCap Equity 1994 Limited Partnership, Energy Capital Investment Company Plc, Shahara Oil, L.L.C., Picosa Creek Limited Partnership, EF-II Holdings, LLC and El Paso Capital Investments, L.L.C., dated as of April 30, 2000.